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                                                                    EXHIBIT 23.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the use in this Registration Statement of ebank Financial Services, Inc., f/k/a ebank.com, Inc., on Form SB-2 of our report, dated March 1, 2002, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to our Firm under the captions "Experts" and "Selected Consolidated Financial Data" in such Prospectus.


                                                     /s/ Mauldin & Jenkins, LLC

Atlanta, Georgia
November 26, 2003